SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 17, 2009

TECHNEST HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
 (Address of principal executive offices) (Zip Code)

10411 Motor City Drive, Suite 650, Bethesda, MD 20817
 (Mailing Address)

(301) 767-2810
 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry into a Material Definitive Agreement
ITEM 3.02     Unregistered Sale of Equity Securities

On July 17, 2009, Technest Holdings, Inc. sold 300 shares of its Series D 5% Convertible Preferred Stock, with a stated value of $1,000 per share, to Southridge Capital Management LLC, an affiliate of Southridge Partners LP, the holder of a majority of Technest’s shares of common stock, for a purchase price of $150,000. The certificate of designation of the Series D 5% Convertible Preferred Stock was filed as exhibit 4.18 to Technest’s annual report on Form 10-KSB for the year ended June 30, 2008 filed with the Securities and Exchange Commission on October 2, 2008 and is incorporated by reference herein.

The issuance and sale of the securities were not registered under the Securities Act of 1933, but were made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

The Series D 5% Convertible Preferred Stock is convertible into Technest common stock at the option of the stockholder at any time. The number of shares of Technest common stock into which each share of Series D 5% is convertible is determined by dividing $1,000 (the stated value) plus any accrued but unpaid dividends (to the extent to be paid in shares of Common Stock) by $.20 per share. Currently the 300 shares of Series D 5% Preferred Stock issued to Southridge Capital Management LLC are convertible into 1,500,000 shares of Technest common stock. The holders of Series D 5% Convertible Preferred Stock are entitled to receive cumulative dividends on the preferred stock at the rate per share (as a percentage of the stated value per share) equal to five percent (5%) per annum payable in cash or shares of Common Stock, at the option of the holders. The Series D 5% Convertible Preferred Stock shall be redeemed by Technest upon the receipt of the contingent purchase price from the sale of its subsidiary, EOIR Technologies, Inc.

ITEM 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
4.1	Technest Series D 5% Convertible Preferred Stock Certificate of Designations filed with the Secretary of State of Nevada on October 1, 2008.		10-KSB	October 2, 2008	4.18
10.1	Securities Purchase Agreement dated July 17, 2009 between Technest Holdings, Inc. and Southridge Capital Management LLC	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC. By: /s/ Gino M. Pereira Chief Executive Officer

Date:  July 22, 2009

EXHIBIT INDEX

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
4.1	Technest Series D 5% Convertible Preferred Stock Certificate of Designations filed with the Secretary of State of Nevada on October 1, 2008.		10-KSB	October 2, 2008	4.18
10.1	Securities Purchase Agreement dated July 17, 2009 between Technest Holdings, Inc. and Southridge Capital Management LLC	x